Exhibit 10.1

GOLUB CAPITAL BDC 4, INC.

SECOND AMENDMENT TO

REVOLVING LOAN AGREEMENT

This SECOND AMENDMENT (the “Amendment”) to the Revolving Loan Agreement, dated as of April 12, 2022 (the “Agreement”), by and between Golub Capital BDC 4, Inc. (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of March 26, 2025. Capitalized terms used but not otherwise defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, Borrower and Lender desire to amend the Agreement to extend the Maturity Date;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.             Amendment to the Commitment.

The definition of “Maturity Date” in Section 17 of the Agreement is hereby amended and restated as follows:

“Maturity Date” shall mean March 26, 2028.

2.             Full Force and Effect. Other than as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

3.             Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.             Counterparts. This Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above.

BORROWER:

GOLUB CAPITAL BDC 4, INC.

By:	/s/ David B. Golub
Name: David B. Golub
Title: President and Chief Executive Officer

LENDER:

GC ADVISORS LLC

By:	/s/ David B. Golub
Name: David B. Golub
Title: President